J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Schedule of Investments

December 31, 2025

(Unaudited)

				% of
				Members’
Investment Funds (a)	Cost ($)		Value ($)	Capital	Liquidity (b)
Event Driven
Antara Capital Onshore Fund LP (c)	4,493,432		1,280,808	2.66	Side Pocket*
Antara Capital Onshore Fund LP Participation Note, 3/31/2024	663,667		270,531	0.56	See below(g)
Antara Capital Onshore Fund LP Participation Note, 6/30/2024	534,836		267,518	0.56	See below (g)
Antara Capital Onshore Fund LP Participation Note, 9/30/2024	650,784		265,912	0.55	See below (g)
HG Vora Special Opportunities Fund, L.P. (c)	1,963,533		1,950,743	4.05	Quarterly
Silver Point Capital Fund, L.P. (c)	3,287,480		3,771,222	7.84	Annual
Third Point Partners Qualified, L.P. (c)	468,084		446,377	0.93	Quarterly

Total	12,061,816		8,253,111	17.15

Long/Short Equities
Coatue Qualified Partners, L.P. (c)	499,460		883,581	1.84	Quarterly
Echo Street Capital SPV 4, LLC	51,738		50,486	0.10	Side Pocket*
Redmile Capital Fund LP (c)	104,107		17,610	0.04	See below(g)
RTW Onshore Fund One, LP (c)	950,000		1,168,787	2.43	Quarterly
Viking Global Equities, L.P. (c)	3,159,376		3,876,477	8.06	Annual

Total	4,764,681		5,996,941	12.47

Opportunistic/Macro
Brevan Howard Alpha Strategies Fund, L.P. (c)	2,405,113		2,720,831	5.65	Monthly
Kirkoswald Global Macro Fund LP (c)	1,504,744		1,937,234	4.03	Quarterly

Total	3,909,857		4,658,065	9.68

Relative Value
Jain Global Onshore Fund LP (c)	3,900,711		4,006,847	8.33	Quarterly
King Street Capital, L.P. (c)	49,008		91,778	0.19	Side Pocket*
Linden Investors LP (c)	1,237,956		1,761,767	3.66	Quarterly
Magnetar Capital Fund, L.P.	89		283	0.00 (d)	Side Pocket*
SPF Securitized Products Fund L.P. (c)	1,366,357		1,740,962	3.62	Quarterly
Verition Multi-Strategy Fund LLC (c)	3,150,000		3,603,688	7.49	Quarterly

Total	9,704,121		11,205,325	23.29

Total Investments in Investment Funds	30,440,475		30,113,442	62.59

				% of
				Members’
Registered Investment Companies	Cost ($)		Value ($)	Capital	Liquidity

JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 3.63% (e),(f)	34,398,177		34,398,177	71.49	Daily

Total Investments in Registered Investment Companies	34,398,177		34,398,177	71.49

Total Investments	64,838,652	†	64,511,619	134.08

Liabilities, less other Assets			(16,396,810)	(34.08)

Members’ Capital			48,114,809	100.00

The accompanying notes are an integral part of the Schedule of Investments.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Schedule of Investments (continued)

December 31, 2025

(Unaudited)

(a)	Non-income producing investments.
(b)	Certain funds (except registered investment companies) may be subject to an initial lock-up period.
(c)

Partially or wholly held in a pledged account by the Custodian as collateral for existing line of credit. The aggregate value of collateral pledged for the line of credit was $29,258,712 as of December 31, 2025.

(d)	Amount rounds to less than 0.005%.
(e)

Investment in affiliate. As of December 31, 2025, the Fund held 34,398,177 shares in the JPMorgan U.S. Government Money Market Fund, which is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. (“JPMIM”). The Adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees JPMIM collects from the affiliated money market funds on the Fund’s investment in such money market funds.

(f)	The rate shown is the current yield as of December 31, 2025.
(g)

Full redemption request submitted and effective 12/31/2023. The remaining portion represents proceeds deferred until the underlying fund liquidates its illiquid assets, the timing of which remains uncertain.

*	A side pocket is an account within the Investment Fund that has additional restrictions on liquidity.
†	Aggregate cost for U.S. federal income tax purposes is substantially the same.

The accompanying notes are an integral part of the Schedule of Investments.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Schedule of Investments (continued)

December 31, 2025

(Unaudited)

Investment Strategy as a Percentage of Total Investments**

Event Driven	12.79%
Long/Short Equities	9.30%
Opportunistic/Macro	7.22%
Relative Value	17.37%
Registered Investment Companies	53.32%

Total	100.00%

Management agreements of the general partners/managers of the investment funds (excluding registered investment companies) provide for compensation to such general partners/managers in the form of management fees ranging from 0% to 3% annually of Members’ Capital and performance fees of 10% to 35% of net profits earned.

** The percentages on this page are based on Total Investments. The percentages on the Schedule of Investments differ as they are based on the Members’ Capital.

The accompanying notes are an integral part of the Schedule of Investments.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Schedule of Investments December 31, 2025 (Unaudited)

1.	Valuation of Investments

The valuation of the investments is in accordance with U.S. generally accepted accounting principles (“GAAP”) and the J.P. Morgan Access Multi-Strategy Fund, L.L.C.’s (the “Fund”) valuation policies set forth by and under the supervision and responsibility of the Board of Directors (the “Board”), which established the following approach to valuation, as described more fully below. The Fund values its investments in Investment Funds at fair value. Fair value as of each month-end ordinarily is the net asset value (“NAV”) determined as of such month-end for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation.

The Board has designated J.P. Morgan Private Investments Inc. (“JPMPI” or the “Administrator”), a corporation formed under the laws of the State of Delaware and an indirect, wholly-owned subsidiary of J.P. Morgan Chase & Co. (“J.P. Morgan Chase”), as the Valuation Designee, and the Administrator uses the J.P. Morgan Access Multi-Strategy Funds’ Valuation Committee (“VC”), comprised of officers of the Fund and other personnel of the Administrator to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments with respect to Rule 2a-5 under the 1940 Act. The VC oversees and carries out the policies for the valuation of investments held in the Fund as described in detail below. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the VC and the Board.

On a monthly basis, the NAV is used to determine the fair value of all underlying investments which (a) do not have readily determinable fair values and (b) either have the attributes of an investment company or prepare their financial statements consistent with measurement principles of an investment company. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund’s interest were redeemed at the time of the valuation, based on information reasonably available at the time the valuation is made and that the Administrator believes to be reliable. In the unlikely event that an Investment Fund does not report a month-end NAV to the Fund on a timely basis, the Administrator would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time. Considerable judgment is required to interpret the factors used to develop estimates at fair value. These factors include, but are not limited to, a review of the underlying securities of the Investment Fund when available, ongoing due diligence of the style, strategy and valuation methodology employed by each Investment Fund, and a review of market inputs that may be expected to impact the performance of a particular Investment Fund. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the financial statements.

The Fund’s ability to liquidate an interest and withdraw from an Investment Fund will likely be limited, and certain Investment Funds may impose lock-up periods, during which time no redemptions or withdrawals may be made.

Some of the Investment Funds may invest all or a portion of their assets in investments which may be illiquid. Some of these investments are held in “side pockets,” sub funds within the Investment Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund which

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Schedule of Investments December 31, 2025 (Unaudited) (continued)

maintains investments in a side pocket arrangement or which holds substantially all of its assets in illiquid investments, the Fund might not be able to fully liquidate its investment without considerable delay. In such cases, the value of its investment could fluctuate during the period until the Fund is permitted to fully liquidate its interest in the Investment Funds.

Investments in affiliated and non-affiliated registered investment companies are valued at such fund’s NAV per share as of the valuation date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

Level 1 – Unadjusted inputs using quoted prices in active markets for identical investments.

Level 2 – Other significant observable inputs including, but not limited to, quoted prices for similar investments or other significant observable inputs.

Level 3 – Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The Fund’s investments in affiliated and non-affiliated registered investment companies of with a fair value of $34,398,177, as disclosed on the Schedule of Investments, are designated as Level 1.

As of December 31, 2025, Investment Funds with a fair value of $30,113,442 have not been categorized in the fair value hierarchy as the Investment Funds were measured using the NAV per share as a practical expedient.